CLASS A SHARES EXHIBIT TO MULTIPLE CLASS PLAN (REVISED 03/01/18)

1.	SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

The information below is presented in the following manner:

Fees and Expenses:
Maximum Amount Allocated Class A Shares

Sales Load:
Up to 5.5% of the public offering price

Contingent Deferred Sales Charge ("CDSC"z):
0.00%

Shareholder Service Fee:
Up to 25 basis points (0.25%)
 of the average daily net asset value

12b-1 Fee:
As set forth in the attached Schedule

Redemption Fee:
As set forth in the attached Schedule

Other Expenses:
Itemized expenses incurred by the Fund
 with respect to holders of Class A Shares as described in Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Class A
Shares that are not subject to a contingent deferred sales charge ("CDSC") based upon the redemption of a "Large Ticket" purchase made within 24 months may be converted to any other Share Class within the same Fund, provided that shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.

Exchange Privilege:
Class A Shares may be exchanged for Class A
Shares of any other Fund


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Load as a Percentage of Public Offering Price

Less than $50,000
5.50%

$50,000 but less than $100,000
4.50%

$100,000 but less than $250,000
3.75%

$250,000 but less than $500,000
2.50%

$500,000 but less than $1 million
2.00%

$1 million or greater
0.00%


(B)	FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $100,000
4.50%

$100,000 but less than $250,000
3.75%

$250,000 but less than $500,000
2.50%

$500,000 but less than $1 million
2.00%

$1 million or greater
0.00%

(C)	MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $250,000
1.00%

$250,000 or greater
0.00%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

All purchases
0.00%


(E)	ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $50,000
2.00%

$50,000 but less than $100,000
1.75%

$100,000 but less than $250,000
1.50%

$250,000 +
0.00%

(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this
Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent purchases of
and/or current investment in Class A, Class B, Class C,
Class F, and Class R Shares, made or held by (or on
behalf of) the investor, the investor's spouse, and the
investor's children under age 21 (regardless of whether
the purchases or investments are made or held directly
or through an investment professional or through a
single-participant retirement account); provided that
such purchases and investments can be linked using tax
identification numbers (TINs), social security numbers
(SSNs), or Broker Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class
A Shares within a thirteen month period.

	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

*
	within 120 days of redeeming shares of an equal or
greater amount;
*
	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap
account, self-directed brokerage account, retirement or
other fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary has
agreed with the principal underwriter not to receive a
dealer reallowance on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with the merger, consolidation, or acquisition of the assets of another fund.  Further, no sales load shall be assessed on
purchases of Shares made by a shareholder that
originally became a shareholder of a Federated Fund
pursuant to the terms of an agreement and plan of
reorganization which permits shareholders to acquire
Shares at NAV provided that such Shares are held
directly with the Fund's transfer agent.  If the Shares
are held through a financial intermediary the sales
charge waiver will not apply;
*
	by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty
Account", which was an account for the Liberty Family of
Funds on February 28, 1987, or who invested through an
affinity group prior to August 1, 1987, into the Liberty
Account);
*
	by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of
any investment professional that sells Shares according
to a sales agreement with the principal underwriter, by
the immediate family members of the above persons, and
by trusts, pensions or profit-sharing plans for the
above persons; and
*
	pursuant to the exchange privilege.

 (I)	WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET
PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7)
of the Internal Revenue Code of 1986;
*
	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is
terminated upon the death
*
	representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
*
	of Shares that were reinvested within 120 days of a
previous redemption;
*
	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their
affiliates, employees of any investment professional
that sells Shares according to a sales agreement with
the principal underwriter, by the immediate family
members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
*
	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge
(for example, a wrap account, self-directed brokerage
account, retirement, or other fee-based program offered
by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under
such program;
*
	of Shares purchased with reinvested dividends or capital
gains;
*
	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable
CDSC holding period.


(J)	SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH
CERTAIN FINANCIAL INTERMEDIARIES

i.	MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at
Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

ii.
AMERIPRISE FINANCIAL

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial [platform or] account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus:
*	Employer-sponsored retirement plans (e.g., 401(k) plans,
457 plans, employer-sponsored 403(b) plans, profit
sharing and money purchase pension plans and defined
benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs,
Simple IRAs or SAR-SEPs.
*	Shares purchased through an Ameriprise Financial
investment advisory program (if an Advisory or similar
share class for such investment advisory program is not
available).
*	Shares purchased by third party investment advisors on
behalf of their advisory clients through Ameriprise
Financial's platform (if an Advisory or similar share
class for such investment advisory program is not
available).
*	Shares purchased through reinvestment of capital gains
distributions and dividend reinvestment when purchasing
shares of the same Fund (but not any other fund within
the same fund family).
*	Shares exchanged from Class C shares of the same fund in
the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such
shares following a shorter holding period, that waiver
will apply to exchanges following such shorter period. To
the extent that this prospectus elsewhere provides for a
waiver with respect to exchanges of Class C shares for
load waived shares, that waiver will also apply to such
exchanges.
*	Employees and registered representatives of Ameriprise
Financial or its affiliates and their immediate family
members.
*	Shares purchased by or through qualified accounts
(including IRAs, Coverdell Education Savings Accounts,
401(k)s, 403(b) TSCAs subject to ERISA and defined
benefit plans) that are held by a covered family member,
defined as an Ameriprise financial advisor and/or the
advisor's spouse, advisor's lineal ascendant (mother,
father, grandmother, grandfather, great grandmother,
great grandfather), advisor's lineal descendant (son,
step-son, daughter, step-daughter, grandson,
granddaughter, great grandson, great granddaughter) or
any spouse of a covered family member who is a lineal
descendant.
*	Shares purchased from the proceeds of redemptions within
the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
(3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

iii.	MORGAN STANLEY SMITH BARNEY

Effective April 30, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
*	Employer-sponsored retirement plans (e.g., 401(k) plans,
457 plans, employer-sponsored 403(b) plans, profit sharing
and money purchase pension plans and defined benefit
plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-
SEPs or Keogh plans
*	Morgan Stanley employee and employee-related accounts
according to Morgan Stanley's account linking rules
*	Shares purchased through reinvestment of dividends and
capital gains distributions when purchasing shares of the
same fund
*	Shares purchased through a Morgan Stanley self-directed
brokerage account
*	Class C (i.e., level-load) shares that are no longer
subject to a contingent deferred sales charge and are
exchanged to Class A shares of the same fund pursuant to
Morgan Stanley Wealth Management's intra-fund share class
exchange program
*	Shares purchased from the proceeds of redemptions within
the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and
(iii) redeemed shares were subject to a front-end or deferred sales charge.


4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program.
Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated Equity Funds:

Federated Absolute Return Fund
0.05%
None
Federated Clover Small Value Fund
0.05%
None
Federated Global Strategic Value Dividend Fund
0.05%
None
Federated International Strategic Value Dividend Fund
0.05%
None
Federated Kaufmann Fund
0.25%
None
Federated Kaufmann Large Cap Fund
0.25%
None
Federated Kaufmann Small Cap Fund
0.25%
None
Federated MDT Mid-Cap Growth Fund
None
None
Federated Prudent Bear Fund
0.05%
None
Federated Strategic Value Dividend Fund
0.05%
None
Federated Equity Income Fund, Inc.
0.05%
None
Federated Global Allocation Fund
None
None



Federated High Yield Trust:

Federated Equity Advantage Fund
0.05%
None


Federated Income Securities Trust:

Federated Capital Income Fund
None
None
Federated Muni and Stock Advantage Fund
0.05%
None
Federated Real Return Bond Fund
0.05%
None


Federated MDT Series:

Federated MDT All Cap Core Fund
0.05%
None
Federated MDT Balanced Fund
0.05%
None
Federated MDT Large Cap Growth Fund
0.05%
None
Federated MDT Small Cap Core Fund
0.05%
None
Federated MDT Small Cap Growth Fund
0.05%
None


Federated MDT Equity Trust:

Federated MDT Large Cap Value Fund
0.00%
None


Federated World Investment Series, Inc.:

Federated International Leaders Fund
0.05%
None
Federated International Small-Mid Company Fund
0.25%
2% on shares redeemed or exchanged within 30 days of purchase


2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee



Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund
None
None


Federated Government Income Securities, Inc.
0.05%
None


Federated High Income Bond Fund, Inc.
None
2% on shares redeemed or exchanged within 90 days of purchase


Federated High Yield Trust:
Federated High Yield Trust
0.05%
2% on shares redeemed or exchanged within 90 days of purchase



Federated Income Securities Trust:

Federated Fund for U.S. Government Securities
None
None


Federated International Series, Inc.:

Federated Global Total Return Bond fund
 (formerly Federated International Bond Fund)
0.25%
None


Federated Investment Series Funds, Inc.:

Federated Bond Fund
0.05%
None


Federated Municipal Bond Fund, Inc.:
None
None


Federated Municipal Securities Income Trust:

Federated Municipal High Yield Advantage Fund
0.05%
None
Federated Ohio Municipal Income Fund
0.05%
None
Federated Pennsylvania Municipal Income Fund
0.05%
None


Federated Total Return Series, Inc.:

Federated Total Return Bond Fund
0.25%
None


Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund
None
None

3.  CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME SALES LOAD
SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated Income Securities Trust:

Federated Short-Term Income Fund
0.50%
None


Federated Institutional Trust:
Federated Short-Intermediate Total Return Bond Fund
0.10%
None


Federated Short-Intermediate Duration Municipal Trust
0.25%
None


4.	CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Money Market Obligations Trust:

Federated Government Reserves Fund
0.45%
None

5.	CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated Fixed Income Securities, Inc.:

Federated Municipal Ultrashort Fund
0.25%
None


Federated Income Securities Trust:

Federated Floating Rate Strategic Income Fund
0.10%
None


Federated Institutional Trust:

Federated Government Ultrashort Duration Fund
0.25%
None


Federated Total Return Series, Inc.:

Federated Ultrashort Bond Fund
0.30%
None

6.	CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

Multiple Class Company
Series

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund

Federated Income Securities Trust:
Federated Short-Term Income Fund
Federated Floating Rate Strategic Income Fund

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Series, Inc.:
Federated Ultrashort Bond Fund


CLASS B SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/15/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

The information below is presented in the following manner:

Fees and Expenses:
Maximum Amount Allocated Class B Shares


Sales Load:
None

Contingent Deferred Sales Charge ("CDSC"):
Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower

Shareholder Service Fee:
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee:
Up to 75 basis points (0.75%) of the average daily net asset value

Redemption Fee:
  As set forth in the attached Schedule

Other Expenses:
Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES
For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.

Exchange Privilege:
Class B Shares may be exchanged for Class B Shares of any other fund.


In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC ARRANGEMENTS
For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(A) BASIC CDSC SCHEDULE

The information below is presented in the following manner:

Shares Held Up to:
Have A CDSC Of:

1 year
5.50 %

2 years
4.75 %

3 years
4.00 %

4 years
3.00 %

5 years
2.00 %

6 years
1.00 %

7 years
0.00 %

8 years
Convert to Class A Shares


	(B)	WAIVER OF CDSC
Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:
*
following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
*
due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated
upon the death
*
representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
*
of Shares that were reinvested within 120 days of a previous redemption;
*
of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
*
of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for example, a
wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
*
of Shares purchased with reinvested dividends or capital
gains;
*
imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
*
of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

	(C) SYSTEMATIC WITHDRAWAL PROGRAM
Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.
 (B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those disclosed in Section B above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.	REDEMPTION FEE
For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS OFFERING CLASS B SHARES

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated Equity Funds:

Federated Absolute Return Fund
0.75%
None
Federated Kaufmann Fund
0.75%
None
Federated Kaufmann Small Cap Fund
0.75%
None
Federated MDT Mid-Cap Growth Fund
0.75%
None


Federated Equity Income Fund, Inc.
0.75%
None


Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund
0.75%
None


Federated Global Allocation Fund
0.75%
None


Federated Government Income Securities, Inc.
0.75%
None


Federated High Income Bond Fund, Inc.
0.75%
2% on shares redeemed or exchanged within 90 days of purchase


Federated Income Securities Trust:

Federated Capital Income Fund
0.75%
None
Federated Fund for U.S. Government Securities
0.75%
None
Federated Muni and Stock Advantage
Fund
0.75%
None


Federated International Series, Inc.:

Federated Global Total Return Bond Fund
(formerly Federated International Bond Fund)
0.75%
None



Federated Investment Series Funds, Inc.:

Federated Bond Fund
0.75%
None


CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated MDT Series:

Federated MDT Large Cap Growth Fund
0.75%
None
Federated MDT Small Cap Growth Fund
0.75%
None


Federated MDT Equity Trust:

Federated MDT Large Cap Value Fund
0.75%
None

Federated Municipal Bond Fund, Inc.
0.75%
None

Federated Municipal Securities Income Trust:

Federated Municipal High Yield Advantage Fund
0.75%
None
Federated Pennsylvania Municipal Income Fund
0.75%
None


Federated Total Return Series, Inc.:

Federated Total Return Bond Fund
0.75%
None


Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund
0.75%
None
Federated International Small-Mid Company Fund
0.75%
2% on shares redeemed or exchanged within 30 days of purchase

Federated International Leaders Fund
0.75%
None


Money Market Obligations Trust:

Federated Government Reserves Fund
0.75%
None



CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

The information below is presented in the following manner:

Fees and Expenses:
Maximum Amount Allocated Class C Shares

Contingent Deferred Sales Charge ("CDSC"):
1.00% of the share price at the time of
purchase or redemption, whichever is lower if redeemed within twelve months following purchase


Shareholder Service Fee:
Up to 25 basis points (0.25%) of the average daily net asset value


12b-1 Fee:
As set forth in the attached Schedule


Redemption Fee:
As set forth in the attached Schedule


Other Expenses:
Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Class C
Shares that are not subject to a contingent deferred sales charge ("CDSC") may be converted to any other Share Class of the same
Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable. For Class C Shares purchased through a financial intermediary after (DATE), such shares may only be converted to another
Share Class of the same Fund if: (i) the Class
C Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund's distributor the CDSC otherwise payable upon the sale of such Class C Shares;
(ii) the shareholder meets the investment minimum and eligibility requirements for the Share Class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage account for a fee-based advisory program offered by the intermediary, or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund's
Administrator.

Exchange Privileges:
Class C Shares may be exchanged for Class C
Shares of any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)	 WAIVER OF CDSC

*
following the death of the last surviving shareholder
or post-purchase disability, as defined in Section
72(m)(7) of the Internal Revenue Code of 1986;
*
	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust
is terminated upon the death
*
	representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue
Code;
*
of Shares that were reinvested within 120 days of a
previous redemption;
*
of Shares held by the Directors, Trustees, employees,
former employees and sales representatives of the Fund,
the Adviser, the principal underwriter and their
affiliates, employees of any investment professional
that sells Shares according to a sales agreement with
the principal underwriter, by the immediate family
members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
*
of Shares originally purchased through a program
offered by a Financial Intermediary that provides for
the purchase of Shares without imposition of a sales
charge (for example, a wrap account, self-directed
brokerage account, retirement, or other fee-based
program offered by the Financial Intermediary) and
where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
*
of Shares purchased with reinvested dividends or
capital gains;
*
imposed by the Fund when it closes an account for not
meeting the minimum balance requirements; and
*
of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable
CDSC holding period.

(B)  SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH
CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.


4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated Equity Funds:

Federated Absolute Return Fund
0.75%
None
Federated Clover Small Value Fund
0.75%
None
Federated Global Strategic Value Dividend Fund
0.75%
None
Federated International Strategic Value Dividend Fund
0.75%
None
Federated Kaufmann Fund
0.75%
None
Federated Kaufmann Large Cap Fund
0.75%
None
Federated Kaufmann Small Cap Fund
0.75%
None
Federated MDT Mid-Cap Growth Fund
0.75%
None
Federated Prudent Bear Fund
0.75%
None
Federated Strategic Value Dividend Fund
0.75%
None


Federated Equity Income Fund, Inc.
0.75%
None


Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund
0.75%
None


Federated Global Allocation Fund
0.75%
None


Federated Government Income Securities, Inc.
0.75%
None



Federated High Income Bond Fund, Inc.
0.75%
2% on shares redeemed or exchanged
 within 90 days of purchase



Federated High Yield Trust
0.75%
2% on shares redeemed or exchanged
within 90 days of purchase


Federated Income Securities Trust:

Federated Capital Income Fund
0.75%
None
Federated Floating Rate Strategic Income Fund
0.75%
None
Federated Fund for U.S. Government Securities
0.75%
None
Federated Muni and Stock Advantage Fund
0.75%
None
Federated Real Return Bond Fund
0.75%
None





CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company
Series
12b-1 Fee
Redemption Fee


Federated Index Trust
Federated Max-Cap Index Fund
0.75%
None


Federated International Series, Inc.:
Federated Global Total Return Bond Fund (formerly Federated
International Bond Fund)
0.75%
None


Federated Investment Series Funds, Inc.:

Federated Bond Fund
0.75%
None


Federated MDT Series:
Federated MDT All Cap Core Fund
0.75%
None
Federated MDT Balanced Fund
0.75%
None
Federated MDT Large Cap Growth Fund
0.75%
None
Federated MDT Small Cap Core Fund
0.75%
None
Federated MDT Small Cap Growth Fund
0.75%
None


Federated MDT Equity Trust
Federated MDT Large Cap Value Fund
0.75%
None


Federated Municipal Bond Fund, Inc.
0.75%
None


Federated Municipal Securities Income Trust:

Federated Municipal High Yield Advantage Fund
0.75%
None


Federated Total Return Series, Inc.:

Federated Total Return Bond Fund
0.75%
None


Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund
0.75%
None
Federated International Leaders Fund
0.75%
None
Federated International Small-Mid Company Fund
0.75%
2% on shares redeemed or exchanged within 30 days of purchase


Money Market Obligations Trust:

Federated Government Reserves Fund
0.75%
None


CLASS T SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED (12/15/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class T Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of the applicable sales load ("dealer reallowance") and a shareholder service fee. In connection with this basic arrangement, Class T Shares will bear the following fees and expenses:

The information below is presented in the following manner:

Fees and Expenses:
Maximum Amount Allocated Class T Shares

Sales Load:
Up to 2.50% of the public offering price

Contingent Deferred Sales Charge ("CDSC"):
None

Shareholder Service Fee:
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee:
None

Redemption Fee:
As set forth in the attached Schedule

Other Expenses:
Itemized expenses incurred by the Fund with respect to holders of Class T Shares as described in Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class T Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable, and that no CDSC on the original shares purchased is owed.

Exchange Privilege:
None

3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class T Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Transaction Amount
Sales Load as a Percentage of Public Offering Price

Less than $250,000
2.50%

$250,000 but less than $500,000
2.00%

$500,000 but less than $1 million
1.50%

$1 million or greater
1.00%

4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class T Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class T Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class T Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Class T Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS T SHARES

The Funds set forth on this Schedule each offer Class T Shares on the terms set forth in the Class T Shares Exhibit to the Multiple Class Plan, in each case as indicated below. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company
Series
Redemption Fee


Federated Equity Funds:

Federated Absolute Return Fund
None
Federated Clover Small Value Fund
None
Federated International
Strategic Value Dividend Fund
None
Federated Kaufmann Fund
None
Federated Kaufmann Large Cap Fund
None
Federated Kaufmann Small Cap Fund
None
Federated MDT Mid-Cap Growth Fund
None
Federated Prudent Bear Fund
None
Federated Strategic Value Dividend Fund
None


Federated Equity Income Fund, Inc.
None

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund
None


Federated Global Allocation Fund
None


Federated Government Income Securities, Inc.
None


Federated High Income Bond Fund, Inc.
None


Federated High Yield Trust:

Federated High Yield Trust
2.00% on shares redeemed within 90 days of purchase


Federated Income Securities Trust:

Federated Capital Income Fund
None
Federated Fund for U.S. Government Securities
None
Federated Muni and Stock Advantage Fund
None


Federated Investment Series Funds, Inc.:

Federated Bond Fund
None


Federated MDT Equity Trust:

Federated MDT Large Cap Value Fund
None


Federated MDT Series:

Federated MDT All Cap Core Fund
None
Federated MDT Balanced Fund
None
Federated MDT Large Cap Growth Fund
None
Federated MDT Small Cap Core Fund
None
Federated MDT Small Cap Growth Fund
None


Federated Municipal Securities Income Trust:

Federated Municipal High Yield Advantage Fund
None
Federated Pennsylvania Municipal Income Fund
None


Federated Municipal Bond Fund, Inc.
None


Federated Total Return Series, Inc.:

Federated Total Return Bond Fund
None


Federated World Investment Series, Inc.:

Federated International Leaders Fund
None
Federated International Small-Mid Company Fund
2.00% on shares redeemed within 30 days of purchase


INSTITUTIONAL/WEALTH SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(ii)
with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a no-load platform,
network or other fee-based program offered by a
financial intermediary, for example, a wrap-account
or retirement platform, where Federated has entered
into an agreement with the intermediary;
*
A trustee/director, employee or former employee of
the Fund, the Adviser, the Distributor and their
affiliates; an immediate family member of these
individuals, or a trust, pension or profit-sharing
plan for these individuals;
*
An employer-sponsored retirement plan;
*
A trust institution investing on behalf of its trust
customers;
*
A Federated Fund;
*
An investor, other than a natural person, purchasing
Shares directly from the Fund;
*
An investor (including a natural person) who owned
Shares as of December 31, 2008;
*
Without regard to the initial investment minimum, an
investor who acquired Institutional and/or Wealth
Shares pursuant to the terms of an agreement and
plan of reorganization which permits the investor to
acquire such Shares; and
*
Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

The information below is presented in the following manner:

Fees and Expenses:
Maximum Amount Allocated Institutional and Wealth Shares

Sales Load:
None

Contingent Deferred Sales Charge ("CDSC"):
None

Shareholder Service Fee:
As set forth in the attached Schedule

12b-1 Fee:
As set forth in the attached Schedule

Other Expenses:
Itemized expenses incurred by the Fund
with respect to holders of Institutional and/or Wealth Shares as described in Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Shares may be converted into any other Share
Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.

Exchange Privilege:
Institutional and/or Wealth Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated
Institutional Prime 60 Day Fund, Federated
Institutional Money Market Management,
Federated Institutional Prime Obligations
Fund, Federated Institutional Tax-Free
Cash Trust, Federated Institutional Prime
Value Obligations Fund, Class A Shares of
Federated Government Reserves Fund and
Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or
Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company
Series
12b-1 Fee
Shareholder Service Fee
Redemption Fee


Federated Adjustable Rate Securities Fund
None
0.25%
None


Federated Equity Funds:

Federated Absolute Return Fund
None
None
None
Federated Clover Small Value Fund
None
None
None
Federated Global Strategic Value Dividend Fund
None
None
None
Federated International Strategic Value Dividend Fund
None
None
None
Federated Kaufmann Fund
None
None
None
Federated Kaufmann Large Cap Fund
None
None
None
Federated Kaufmann Small Cap Fund
None
None
None
Federated MDT Mid-Cap Growth Fund
None
None
None
Federated Prudent Bear Fund
None
None
None
Federated Strategic Value Dividend Fund
None
None
None


Federated Equity Income Fund, Inc.
None
None
None


Federated Fixed Income Securities, Inc.:

Federated Municipal Ultrashort Fund
None
None
None
Federated Strategic Income Fund
None
None
None


Federated Global Allocation Fund)
None
None
None


Federated Government Income Trust
None
0.25%
None


Federated High Income Bond Fund
None
None
None


Federated High Yield Trust:

Federated High Yield Trust
None
None
None
Federated Equity Advantage Fund
None
None
None







The information below is presented in the following manner:

Multiple Class Company
Series
12b-1 Fee
Shareholder Service Fee
Redemption Fee


Federated Income Securities Trust:

Federated Capital Income Fund
None
None
None
Federated Floating Rate Strategic
Income Fund
None
None
None
Federated Intermediate Corporate Bond
Fund
None
0.25%
None
Federated Muni and Stock Advantage
Fund
None
None
None
Federated Real Return Bond Fund
None
0.25%
None
Federated Short-Term Income Fund
None
0.25%
None


Federated Index Trust:

Federated Max-Cap Index Fund
None
0.25%
None
Federated Mid-Cap Index Fund
None
None
None


Federated Institutional Trust:

Federated Government Ultrashort Duration Fund
None
None
None
Federated Short-Intermediate Total Return Bond Fund
None
None
None


Federated International Series, Inc.

Federated Global Total Return Bond Fund (formerly Federated
 International Bond Fund)
None
None
None


Federated Investment Series Fund, Inc.

Federated Bond Fund
None
None
None


Federated MDT Equity Trust

Federated MDT Large Cap Value Fund
0.00%
0.25%
None


Federated MDT Series:

Federated MDT All Cap Core Fund
None
None
None
Federated MDT Balanced Fund
None
None
None
Federated MDT Large Cap Growth Fund
None
None
None
Federated MDT Small Cap Core Fund
None
None
None
Federated MDT Small Cap Growth Fund
None
None
None




Federated Municipal Bond Fund, Inc.
(formerly Federated Municipal Securities Fund, Inc.)
None
None
None


Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund
None
None
None


Federated Short-Intermediate Duration Municipal Trust
None
0.25%
None


Federated Total Return Government Bond Fund
None
None
None


Federated Total Return Series, Inc.:
Federated Mortgage Fund
None
0.25%
None
Federated Total Return Bond Fund
None
None
None
Federated Ultrashort Bond Fund
None
0.25%
None

The information below is presented in the following manner:

Multiple Class Company
Series
12b-1 Fee
Shareholder Service Fee
Redemption Fee

Federated U.S. Government Securities Fund:  1-3 Years
None
0.25%
None




Federated U.S. Government Securities Fund:  2-5 Years
None
0.25%
None

Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund
None
None
None
Federated International Leaders Fund
None
None
None
Federated International Small-Mid
Company Fund
None
None
2% on shares redeemed or exchanged within 90 days of purchase


Intermediate Municipal Trust:
Federated Intermediate Municipal Trust
None
0.25%
None


Money Market Obligations Trust:
Federated Government Obligations Fund
None
0.25%
None
Federated Government Obligations Tax-Managed Fund
None
0.25%
None
Federated Money Market Management
None
0.25%
None
Federated Institutional Prime 60 Day Fund
None
0.25%
None
Federated Institutional Prime Obligations Fund
None
0.25%
None
Federated Institutional Tax-Free Cash Trust
None
0.25%
None
Federated Treasury Obligations Fund
None
0.25%
None
Federated Trust for U.S. Treasury Obligations
None
None
None
Federated U.S. Treasury Cash Reserves
None
0.25%
None

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company
Series
12b-1 Fee
Shareholder Service Fee
Redemption Fee


Money Market Obligations Trust:
Federated California Municipal Cash Trust
None
0.25%
None
Federated Massachusetts Municipal Cash Trust
None
0.25%
None
Federated Municipal Obligations Fund
None
0.25%
None
Federated New York Municipal Cash Trust
None
0.25%
None
Federated Pennsylvania Municipal Cash Trust
None
0.25%
None
Federated Prime Cash Obligations Fund
None
0.25%
None
Federated Tax-Free Obligations Fund
None
0.25%
None